SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (date of earliest event reported)      July 23, 1996


                               Bettis Corporation
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


       0-23568                                            76-0428239
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(Commission File Number)                      (IRS Employer Identification No.)


18703 GH Circle, Waller, Texas                                          77484
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(Address of principal executive office)                              (zip code)


Registrant's telephone number, including area code     713/463-5100
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                                       N/A
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         (Former name or former address, if changed since last report.)



Exhibit Index appears on Page 3.

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Item 2.    Acquisition or Disposition of Assets.

     On July 9, 1996, Bettis Corporation, a Delaware corporation, acquired all of the issued and outstanding shares of Shafer Valve Company, an Ohio corporation ("Shafer") from Valley City Steel Company, a Delaware corporation ("Valley City"), pursuant to a Stock Purchase Agreement (the "Agreement").
Pursuant to the Agreement, Bettis Corporation paid $13,200,000 in cash consideration to Valley City for the shares of Shafer.

     The foregoing description is qualified in its entirety by reference to the Agreement, a conformed copy of which constitutes Exhibit 2.1 to this report.

Item 7. Financial Statements and Exhibits.

     (a) Financial statements of the business acquired.

     It is impracticable to file any financial statements at this time. The required financial statements will be filed under cover of Form 8 as soon as possible.

(b) Pro forma financial statements.

     It is impracticable to file pro forma financial information at the time of this report. Such information will be filed under cover of Form 8 with the required financial statements referred to above.

(c) The exhibits listed below are filed as a part of this report.

     2.1 -- Stock Purchase Agreement dated as of July 9, 1996 among Bettis Corporation, Shaver Valve Company, Valley City Steel Company, Shiloh Industries, Inc., and Shiloh Corporation.

     99.1 -- Press Release, dated July 10, 1996, by Bettis Corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            BETTIS CORPORATION



Date:  July 23, 1996                        By:            /S/
                                                     Wilfred Krenek
                                                     Vice President
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                                INDEX TO EXHIBITS


                                                         Exhibit No.
                                                         Description

                                                             2.1
Stock Purchase Agreement dated as of July 9, 1996 among
Bettis Corporation, Shafer Valve Company, Valley City
Steel Company, Shilon Industries, Inc. and Shiloh
Corporation.

                                                            99.1
Press Release, dated July 10, 1996, by Bettis Corporation.